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                                                                    EXHIBIT 10.3

                         FROST HANNA CAPITAL GROUP, INC.
                            327 Plaza Real, Suite 319
                            Boca Raton, Florida 33432

                              _______________, 1997




Richard B. Frost                         Marshal E. Rosenberg, Ph.D.
327 Plaza Real, Suite 319                2333 Ponce de Leon Boulevard
Boca Raton, Florida  33432               Suite 314
                                         Coral Gables, Florida  33134

Donald H. Baxter                         Mark J. Hanna
327 Plaza Real, Suite 319                327 Plaza Real, Suite 319
Boca Raton, Florida  33432               Boca Raton, Florida  33432

Charles Fernandez
100 S.E. 2nd Street
NationsBank Tower
Miami, FL  33131-2100


         Re: VOTING, NEGOTIATION FOR SALE OF MANAGEMENT SHARES FINDER'S FEES AND CONFLICTS OF INTEREST

Gentlemen:

         Frost Hanna Capital Group, Inc., a Florida corporation (the "Company"), has filed with the United States Securities and Exchange Commission (the "SEC") a Registration Statement on Form SB-2 (File No. 333-______) (the "Registration Statement"), covering, among other securities, 1,350,000 shares of Common Stock, par value $.0001 per share, of the Company (the "Shares"). The Company currently has 1,557,000 shares issued and outstanding held by 19 shareholders (the "Existing Shareholders"). The purchasers of the Shares are herein referred to as the "Public Shareholders."

         As a condition precedent to the execution of the Underwriting Agreement to be entered into in connection with the above-referenced Registration Statement, all officers and directors of the Company, whom are each also Existing Shareholders, are required to execute a copy of this letter.

         A.       Voting.

                  In connection with a future shareholder vote relating to the approval of any Business Combination (as defined in the Registration Statement), each of the undersigned hereby agree with respect to the shares of Common Stock now held by each of them, or their successors and assigns, to vote their respective shares of Common Stock of the Company in accordance with the majority of Shares held by the Public Shareholders and any additional shareholders, who are not affiliates of the Company, with respect to such Business Combination.



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_____________, 1997
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         B.       Negotiation for Sale of Management's Shares.

                  Each of the undersigned hereby agree that they shall not actively negotiate for or otherwise consent to the disposition of any portion of their Common Stock as a condition to or in connection with a Business Combination or cause the Company to borrow funds to be used directly or indirectly to (i) purchase any shares of the Company's Common Stock owned by any of the undersigned or (ii) make payments to the Company's promoters, management or their affiliates or associates.

         C.       Finder's Fee.

                  Each of the undersigned hereby agree that neither they nor any entity with which they are affiliated will be entitled to receive a finder's fee in the event they originate a Business Combination.

         D.       Conflicts of Interest.

                  Each of the undersigned hereby agree to present to the Company for its consideration, prior to presentation to any other entity, any prospective Acquired Business (as defined in the Registration Statement) which is appropriate for the Company to consider and which prospective Acquired Business participates in an industry dissimilar to any of the industries to which the undersigned individuals have corporate affiliations.

         If the foregoing is acceptable to the undersigned, please countersign this letter in the space provided below, whereupon it shall become a binding agreement between the undersigned and the Company as of the date first above written. By your signature below you acknowledge that the Public Shareholders are intentional beneficiaries of this Agreement and that in addition to the foregoing sentence, this Agreement may be enforced by such Public Shareholders and this Agreement cannot be amended, waived, or modified without the favorable vote of the holders of a majority of the Shares held by the Public Shareholders and any additional shareholders, who are not affiliates of the Company. This


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_____________, 1997
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Agreement may be signed in counterparts and shall be binding upon all successors and assigns and the holders further acknowledge that their shares of Common
Stock shall be so legended.

                                     Very truly yours,

                                     FROST HANNA CAPITAL GROUP, INC.



                                     By:
                                        ------------------------------------
                                              Richard B. Frost,
                                              Chief Executive Officer and
                                              Chairman of Board of Directors



ACCEPTED AND AGREED
this ___ day of __________, 1997:




-----------------------                            ---------------------------
Richard B. Frost                                    Marshal E. Rosenberg, Ph.D.



-----------------------                            ---------------------------
Mark J. Hanna                                       Donald H. Baxter



-----------------------
Charles Fernandez